CNB CORPORATION

_____________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 8, 2001

TO THE SHAREHOLDERS:

         Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of CNB Corporation, a South Carolina Corporation (the "Company"), will be held in the main office building of The Conway National Bank at 1400 Third Avenue, Conway, South Carolina, at 4:15 p.m., Conway, South Carolina time, on May 8, 2001. The Annual Meeting is being held for the following purposes:

(1)  To elect three Directors;

(2)  To ratify the appointment of Elliott, Davis &
      Company LLP as the Company's independent public
      accountant for the fiscal year ending December 31,
      2001; and

(3)  To transact such other business as may properly
      come before the Annual Meeting or any adjournment
      thereof.

         Only those holders of common stock of the Company of record at the close of business on April 27, 2001, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         You are cordially invited and urged to attend the Annual Meeting in person; but if you are unable to do so, please date, sign, and promptly return the enclosed proxy (blue sheet) in the enclosed, self-addressed, stamped envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.
By Order of the Board of Directors W. Jennings Duncan President Willis J.Duncan Chairman of the Board

Conway, South Carolina
April 6, 2001

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CNB CORPORATION
1400 THIRD AVENUE
CONWAY, SOUTH CAROLINA 29526

_____________

PROXY STATEMENT

____________

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 8, 2001

         The accompanying proxy is solicited by and on behalf of the Board of Directors of CNB Corporation, a South Carolina Corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on May 8, 2001 (the "Annual Meeting"), at 4:15 p.m., Conway, South Carolina time, in the main office building of The Conway National Bank at 1400 Third Avenue, Conway, South Carolina, or any adjournment thereof.

         Solicitation of proxies may be made in person or by mail, telephone or telegraph by directors, officers and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock of the Company held on record by such persons, and the Company will reimburse the forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This proxy statement was first mailed to shareholders on or about April 6, 2001.

         The Company has its principal executive offices at 1400 Third Avenue, Conway, South Carolina 29526. The Company telephone number is (843) 248-5721.

ANNUAL REPORT

         The annual report to shareholders covering the Company's fiscal year ended December 31, 2000, including financial statements, is enclosed herewith. Such annual report to shareholders does not form any part of the material for the solicitation of proxies.

REVOCATION OF PROXY

         Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving

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written notice to the Company of such revocation, (b) by voting in person at the meeting, or (c) by executing and delivering to the Company a later dated proxy.

QUORUM AND VOTING

        The voting securities of the Company are shares of its common stock, $10.00 par value ("Company Stock"), each share of which entitles the holder to one vote on each matter to come before the Annual Meeting or any adjournment thereof.

        At the close of business on April 27, 2001 (the "Record Date"), the Company will have issued and outstanding approximately 714,990 shares of Common Stock held of record by approximately 682 persons. Only holders of record of Company Stock at the close of business on the Record Date are entitled to notice of and to vote on matters that come before the Annual Meeting or any adjournment thereof.

        The presence in person or by proxy of the holders of a majority of the outstanding shares of Company Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. In all matters submitted to a vote of the shareholders at the Annual Meeting or any adjournment thereof, a majority of the votes cast will be determinative.

ACTION TO BE TAKEN UNDER THE PROXY

        Each proxy, unless the shareholder otherwise specifies therein, will be voted:

(a)  "For" the election of the three (3) persons named in
      this Proxy Statement as the Board of Directors'
      nominees for election to the Board of Directors; and

(b)  "For" the ratification of the appointment of Elliott,
      Davis & Company LLP as the Company's independent
      public accountant for the fiscal year ending
      December 31, 2001.

        In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. Shareholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof.

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         As to any other matter of business which may be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other matter of business. Any shareholder has the power to revoke his proxy at any time prior to the Annual Meeting by giving written or oral notice to Virginia B. Hucks, Secretary of the Company.

SHAREHOLDER'S PROPOSALS

         Any shareholder of the Company desiring to present a proposal for action, including the nomination for the election of directors, at the 2002 Annual Meeting of Shareholders must deliver the proposal to the executive officers of the Company no later than February 7, 2002, which is ninety days prior to the anniversary date of the 2001 Annual Meeting, unless the Company notifies the Shareholders otherwise. Only those proposals that are proper for shareholder action and otherwise proper may be included in the Company's proxy statement.

SECURITY OWNERSHIP OF MANAGEMENT

          The following table sets forth as of December 31, 2000, certain information regarding the ownership of Company Stock of all officers and directors of the Company. No shareholder is known to the management of the Company to be the beneficial owner of more than five (5%) percent of the Company Stock. The Company Stock is the Company's only class of voting securities.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
All Officers and Directors as a Group
(38 persons) (2)	164,488	23.0%

_________________

(1)       For a description of the amount and nature of ownership of the directors of the Company, see "Management of the Company -
Directors".

(2)       Includes 27 officers of the subsidiary, The Conway National Bank, who are not officers of the Company.

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MANAGEMENT OF THE COMPANY

Directors

         The Directors and Nominees for election to the Board of Directors of the Company are as follows:

Name (Age)	Director Since	Proposed Term Expires	Present Principal Occupation	Company Stock Owned Number %
Willis J. Duncan (73) *W. Jennings Duncan (45) *James W. Barnette, Jr. (55) Harold G. Cushman, Jr. (71) Charles C. Cutts (95) Paul R. Dusenbury (42) G. Heyward Goldfinch (82) Robert P. Hucks (55)	1958 1984 1984 1963 1945 1997 1976 1993	2003 2004 2004 2002 2002 2003 2002 2002

Chairman of the Board.
The President of the
Bank from November
1985 to February 1988.

President. Executive
Vice President of the
Bank from November
1985 to February 1988.

President of Surfside
Rent Mart, Inc., a
general rental company
located in Surfside
Beach, S.C., since
1992.

Retired in 1995 as
President of Dargan
Construction Company,
Inc.

Retired.

Treasurer. Vice
President and Cashier
of the Bank since 1988.

Retired. Director of
Goldfinch's, Inc.,
a funeral home, and of
Hillcrest Cemetery of
Conway, Incorporated.

Executive Vice
President. Served as
Vice President and
Cashier of the Bank
from 1985 to 1988.

				33,107(1) 25,778(2) 5,829(3) 24,482(4) 16,509(5) 1,002(6) 2,624 2,128(7)	4.63 3.61 .82 3.42 2.31 .14 .37 .30

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Name (Age)	Director Since	Proposed Term Expires	Present Principal Occupation	Company Stock Owned Number %
Richard M. Lovelace, Jr. (54) *John K. Massey (86) Howard B. Smith, III (52)	1984 1959 1993	2003 2004 2002

Attorney in private
practice in Conway,
South Carolina.

Retired.

Asst. Professor of
Accounting with Coastal
Carolina University
since January, 1998.
Previously, Mr. Smith
was a practicing
certified public
accountant with Smith,
Sapp, Bookhout,
Crumpler, &
Callihan,P.A.
in Myrtle Beach, South
Carolina.

				1,495(8) 5,666(9) 3,632	.21 .79 .51

* Nominee for election to the Board of Directors.

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        Except as indicated below, each director or director nominee of the company has sole voting and investment power with respect to all shares of Company stock owned by such director or director nominee. Each director resides in Conway, South Carolina, with the exceptions of Harold G. Cushman and Paul R. Dusenbury who reside in Myrtle Beach and Aynor, respectively, which are within Horry County, South Carolina. The address of each director or director nominee is c/o The Conway National Bank, Post Office Drawer 320, 1400 Third Avenue, Conway, South Carolina 29528. All Directors and officers of the Company and its subsidiary, The Conway National Bank, as a group (38 persons), own 164,488 (23.0%) shares of Company stock.

     (1)  Includes 12,632 shares held by Harriette B. Duncan (wife).

     (2)  Includes 1,473 shares held by Robin F. Duncan (wife); 3,440 shares held by Ann Louise Duncan (daughter); 3,440 shares held by Mary Kathryn Duncan (daughter); 3,440 shares by Willis Jennings Duncan, V (son); and 3,440 shares by Margaret Brunson Duncan (daughter).

     (3)  Includes 4,826 shares held by Janet J. Barnette (wife).

     (4)  Includes 21,000 shares held by the Cushman Family Limited partnership; 313 shares held by Dianne C. Cushman (wife); 1,129 shares held in the Marion Shannon Cushman Trust (son); 582 shares held by Frances Faison Cushman (daughter); 582 shares held by Harold G. Cushman, III (son); 74 shares held by Harold G. Cushman, IV (grandson); and 74 shares held by Kara Dawn Cushman (granddaughter).

     (5)  Includes 8,588 shares held in the name of Eugenia B. Cutts (wife).

     (6)  Includes 150 shares held by Jennifer S. Dusenbury (wife); 44 shares held by Elena Cox Dusenbury (daughter); and 44 shares held by Sarah Cherry Dusenbury (daughter).

     (7)  Includes 300 shares held by Willie Ann Hucks (wife); 30 shares held by Mariah J. Hucks (daughter); 74 shares held by Norah Leigh Hucks (daughter); and 224 shares held by Robert P. Hucks, II (son).

     (8)  Includes 434 shares held by Rebecca S. Lovelace (wife); 518 shares held by Richard Blake Lovelace (son); and 423 shares held by Macon B. Lovelace (son).

     (9)  Includes 1,586 shares held by Bertha T. Massey (wife).

     Each director of the Company has been engaged in his principal occupation of employment as specified above for five (5) years or more unless otherwise indicated.

     W. Jennings Duncan is Willis J. Duncan's son. No other family relationships exist among the above named directors or officers of the Company. No director owns 25% or more of a publicly traded company. None of the directors of the Company holds a directorship in any company

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with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that act or in any company registered as an investment company under the Investment Company Act of 1940, as amended.

       The Board of Directors of the Company, as originally constituted, was classified into three (3) classes with each class consisting of five (5) directors. Three (3) directors in Class I will be elected at the 2001 Annual Meeting to serve for a three (3) year term. Directors in Class II will be elected at the 2002 Annual Meeting to serve for a three (3) year term and Directors in Class III will be elected at the 2003 Annual Meeting to serve for a three (3) year term. Currently, there are eleven (11) Directors, with three (3) directors in Class I. The Board of Directors has passed a resolution fixing the total number of Directors at eleven (11).

       The Board of Directors of the Company serves as the Board of Directors of its subsidiary, The Conway National Bank. The Company's Board of Directors meets as is necessary and the Bank's Board of Directors meets on a monthly basis.

       The Board of Directors of the Bank has an Executive Committee that meets when necessary between scheduled meetings of the Board of Directors. The Executive Committee recommends to the Board of Directors the appointment of officers; determines officer compensation subject to Board approval; reviews employee salaries; considers any director nominee submitted by the shareholders; and addresses any other business as is necessary which does not come under the authority of other committees on the Board of Directors. The Executive Committee will consider any nominee to the Board of Directors submitted by the shareholders, provided shareholders intending to nominate director candidates for election deliver written notice thereof to the Secretary of the Company not later than (i) with respect to an election to be held at an Annual Meeting of shareholders, ninety (90) days prior to the anniversary date of the immediately preceding Annual Meeting of shareholders, and (ii) with respect to an election to be held at a special meeting of shareholders, the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to shareholders. The Bylaws further provide that the notice shall set forth certain information concerning such shareholder and his nominee(s), including their names and addresses, a representation that the shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, a description of all arrangements or understandings between the shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of the nominees of such shareholder and the consent of each nominee to serve as Director of the Company if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The members of the Executive Committee are Harold G. Cushman, Jr., Charles C. Cutts, Willis J. Duncan, and W. Jennings Duncan.

       In addition, the Board of Directors of the Bank has Audit, Loan, Public Relations, and Building Committees. The members of the Audit Committee

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are James W. Barnette, Jr., Charles C. Cutts, John K. Massey, and Howard B. Smith, III. The members of the Loan Committee are Harold G. Cushman, Jr., Willis J. Duncan, W. Jennings Duncan, Paul R. Dusenbury, G. Heyward Goldfinch, Robert P. Hucks, and Richard M. Lovelace, Jr. The members of the Public Relations Committee are James W. Barnette, Jr., G. Heyward Goldfinch, and John K. Massey. The members of the Building Committee are James W. Barnette, Jr., Harold G. Cushman, Jr., Willis J. Duncan, W. Jennings Duncan, and Robert P. Hucks. Willis J. Duncan, Chairman of the Board, and W. Jennings Duncan, President, are ex officio members of each of these committees of the Board with the exception of the Audit Committee.

       The Audit Committee acts pursuant to a written charter adopted by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A. Each member of the Audit Committee is independent as defined in the National Association of Securities Dealers listing standards.

       The function of the Loan Committee is to review and ratify new loans and monitor the performance and quality of existing loans, as well as to ensure that sound policies and procedures exist in the Bank's lending operations.

       During 2000, the Company's Board of Directors met six (6) times; the Bank's Board of Directors met twelve (12) times; the Executive Committee met ten (10) times; the Audit Committee met ten (10) times; the Loan Committee met twelve (12) times; the Building Committee met one (1) time; and the Public Relations Committee did not meet. Each Director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he served as Director and (b) the total number of meetings held by all committees of the Board of Directors of which he served.

Executive Officers:

       The Executive Officers and other officers of the Company are as follows:
Name	Age	Position(s) Currently With The Company
Willis J. Duncan W. Jennings Duncan Robert P. Hucks Paul R. Dusenbury Virginia B. Hucks	73 45 44 42 51	Chairman of the Board (1) President and Director (1) Executive Vice President and Director (1) Treasurer and Director (1) (Chief Financial Officer and Chief Accounting Officer) Secretary

(1) Executive Officer
       All executive officers and other officers serve at the pleasure of the Board of Directors of the Company. Each executive officer and other officer of the Company has been employed by the Company and/or the Bank for five (5) years.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

       The Company pays no remuneration to its Directors and Executive Officers. All remuneration for services rendered are paid by the Company's subsidiary, The Conway National Bank, Conway, South Carolina ("the Bank").

Compensation Committee Report

       The Executive Committee of the Bank recommends to the Board of Directors the appointment of officers; determines officer compensation subject to Board approval; and reviews employee salaries. The compensation of the President (Chief Executive Officer) and the other executive officers is not tied directly to corporate performance or any measure thereof. However, it would be deemed unacceptable by the Executive Committee, Board, and management to establish compensation levels that are not consistent with the performance of the Bank or return to shareholders. During the compensation decision process, much emphasis is placed on the Job Evaluation Salary Administration Program (JESAP) Committee. The "JESAP" Committee is charged with the responsibility of establishing job position descriptions; applying values to each job position in the form of a salary range; and obtaining salary surveys of a local, regional, and national level to determine that salary ranges are consistent with the industry and peers. The "JESAP" Committee utilizes an independent management consulting firm to aid in this process. For each Bank employee, including the President (Chief Executive Officer) and all executive officers, a salary minimum, midpoint, and maximum is established. For fiscal 2000, all executive officer salary levels were below the midpoint as established by the JESAP process.
Summary Compensation Table		Annual Compensation			Long Term Compensation Awards Payouts
Name and Principal Position	Year	($) Salary	($) Bonus	Other Annual(1) Compensation	Restricted Stock Awards($)	Stock Options SAR's(#)	Long-Term Incentive Payout($)	All Other (2) Compensation
W. Jennings Duncan President and Director of the Bank Robert P. Hucks Executive Vice President and Director of the Bank Paul R. Dusenbury Vice President and Cashier of Bank	2000 1999 1998 2000 1999 1998 2000 1999 1998	150,480 142,632 135,504 133,032 126,096 119,796 123,336 116,904 111,060	31,096 31,309 29,900 27,606 27,795 26,500 25,667 25,842 24,588	4,683 3,543 4,361 6,000 6,000 6,000 6,000 6,000 6,000	0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0	10,534 11,232 10,163 9,312 9,930 8,985 8,634 9,206 8,330

(1)  Cash value of personal use of automobile furnished by the Bank or automobile travel allowance.

(2)  Cash contributions made by the Bank to the Bank's contributory profit-sharing and savings defined contribution plan.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS (continued)

PENSION PLAN DISCLOSURE

        The Bank has a defined contribution pension plan covering all employees who have attained age twenty-one and have a minimum one year of service. Upon ongoing approval of the Board of Directors, the Bank matches one hundred percent of employee contributions up to three percent of employee contributions of salary deferred and fifty percent of employee contributions in excess of three percent and up to five percent of salary deferred. For the years ended December 31, 2000, 1999, and 1998, $404,000, $423,000, and $378,000, respectively, was charged to operations under the plan.

        The Board of Directors of the Bank provides supplemental benefits to certain key officers, including Willis J.Duncan, W. Jennings Duncan, Robert P. Hucks, and Paul R. Dusenbury, under The Conway National Bank Executive Supplemental Income (ESI) Plan and a Long-Term Deferred Compensation (LTDC) Plan. These plans are not qualified under the Internal Revenue Code. These plans are unfunded, however, certain benefits under the ESI Plan are informally and indirectly funded by insurance policies on the lives of the covered employees. Under the provisions of the ESI Plan, the Bank and the participating employees will execute agreements providing each employee (or his beneficiary, if applicable) with a pre-retirement death benefit and a post-retirement annuity benefit. The ESI Plan is designed to provide participating employees with a pre-retirement benefit based on a percentage of the employee's current compensation. The ESI agreement's post-retirement benefit is designed to supplement a participating employee's retirement benefits from Social Security in order to provide the employee with a certain percentage of final average income at retirement age. While the employee is receiving benefits under the ESI Agreement, the agreement will prohibit the employee from competing with the Bank and will require the participating employee to be available for consulting work for the Bank. The ESI Agreement may be amended or revoked at any time prior to the participating employee's death or retirement, but only with the mutual written consent of the covered employee and the Bank. The ESI Agreements require that the participating employee be employed at the Bank at the earlier of death or retirement to be eligible to receive, or have his beneficiary receive, benefits under the agreement. Under the LTDC Plan, certain key employees and the Board of Directors may defer a portion of their compensation for their retirement and purchase units which are equivalent in value to one share of the Company's stock at market value. The employee or Director receives appreciation, if any, in the market value of the unit as compared to the initial value per unit.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS (continued)

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

 No Compensation Committee interlocks exist. The members of the Executive Committee of the Board, which serves as the Compensation Committee, are Harold G. Cushman, Jr. (outside Director), Charles C. Cutts (outside Director), Willis J. Duncan (Chairman of the Board and inside Director), and W. Jennings Duncan (President and inside Director). Membership of the "JESAP" Committee consists of seven Bank officers.

Director Compensation

     Directors who are not Bank officers received $500 for each monthly meeting of the Board of Directors and an additional $150 for each committee meeting attended in 2000.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Such officers, directors, and 10 percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors, and 10 percent shareholders were complied with.

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CERTAIN TRANSACTIONS

     Directors, principal shareholders, and Executive Officers of the Company and the Bank are customers of and had transactions with the Bank in the ordinary course of business. Included in such transactions are outstanding loans and commitments, all of which were made on comparable terms, including interest rates and collateral as those prevailing at the time for other customers of the Bank, and did not involve more than normal risk of collectibility or present other unfavorable features.

ELECTION OF DIRECTORS

     The Board of Directors has, by resolution, fixed the number of Directors at eleven (11) and three (3) will be elected at the Annual Meeting. The term of office for each elected Director will be as specified in "Management of the Company - Directors" or until his successor is elected and shall have qualified. Each nominee is presently a Director of the Company and has served continuously since first becoming a Director. The Board of Directors' nominees are as specified in "Management of the Company - Directors."

     Should any nominee for the office of Director become unable or unwilling to accept nomination of election, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other persons as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any nominee named above will be unable or unwilling to serve if elected.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company recommends that the shareholders of the Company ratify the appointment of Elliott, Davis & Company LLP as the Company's and Bank's independent public accountant for the fiscal year ending December 31, 2001. Representatives of Elliott, Davis & Company LLP are not expected to be present at the Annual Meeting.

AUDIT FEES

     During 2000, Elliott, Davis & Company LLP billed the Company an aggregate of $10,175 for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and reviews of the financial statements included in the Company's Forms 10-Q for that year. The Company estimates that the total fees for the audit of its annual financial statements for the year ended December 31, 2000 will be approximately $32,700.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During the year ended December 31, 2000, Elliott, Davis & Company LLP billed the Company an aggregate of $0 for professional services provided during 2000 and the Company estimates that Elliott, Davis & Company LLP will bill $0 during 2001 for such services provided in 2000.

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ALL OTHER FEES

     During the year ended December 31, 2000, Elliott, Davis & Company LLP billed the Company an aggregate of $6,200 for the following professional services provided during 2000:

Employee Benefit Plan Services
Income Tax Consultation and Preparation

     The Company estimates that Elliott, Davis & Company LLP will bill an additional $7,200 during 2001 for such services provided in 2000.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2000. The Audit Committee has discussed with the Company's independent auditors, Elliott, Davis & Company LLP, the matters required to be discussed by SAS 61. The Audit Committee has also received the written disclosures and the letter from Elliott, Davis & Company LLP required by Independence Standards Board Standard No. 1, and has discussed with Elliott, Davis & Company LLP their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.
James W. Barnette, Jr. Charles C. Cutts	John K. Massey Howard B. Smith, III

OTHER BUSINESS

     The Board of Directors of the Company does not know of any other business to be presented at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

By Order of the Board of Directors

W. Jennings Duncan, President

Conway, South Carolina

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CNB CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 8, 2001

         The undersigned hereby appoints Willis J. Duncan, Robert P. Hucks, Paul R. Dusenbury, or                      (insert name of designee), or any of them acting in the absence of the others, attorneys and proxies, with power of substitution, to vote all of the shares of the Common Stock of CNB Corporation, a South Carolina Corporation (the "Company"), held or owned by the undersigned or standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at The Conway National Bank, 1400 Third Avenue, Conway, South Carolina, at 4:15 p.m., on May 8, 2001, and any adjournment thereof, and the undersigned hereby instructs said attorneys to vote:
1. ELECTION OF DIRECTORS FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY To vote for all nominees listed below
INSTRUCTION:	To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.
Class I Directors (Three-Year Term):
W. Jennings Duncan, James W. Barnette, Jr., and John K. Massey
2. FOR	AGAINST	ABSTAIN
The ratification of the appointment of Elliott, Davis & Company LLP as independent auditors for the Company and its subsidiary for the year ending December 31, 2001.
3. In their discretion upon any other business which may properly come before the meeting or any adjournment thereof.
Date Number of Shares	(Please sign exactly as shown on envelope addressed to you)

THE PROXIES WILL BE VOTED AS INDICATED

   IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN THE PROXY STATEMENT AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.

THIS PROXY IS SOLICITED ON BEHALF OFTHE BOARD OF DIRECTORS

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APPENDIX

THE CONWAY NATIONAL BANK

CHARTER

OF

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Statement of Policy

The Audit Committee, as a committee of the Board of Directors, shall provide assistance to all bank directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the bank, and the quality and integrity of the financial reports of the bank. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the external auditors, the internal auditors, and the financial management of the bank.

Organization

The Audit Committee shall be composed of directors who are independent of the management of the bank and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. The membership of the audit committee shall consist of independent members of the board of directors who have the ability to read and understand fundamental financial statements. The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the Board of Directors.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the bank are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

1)      In conjunction with the Board of Directors, nominate the external auditor to be proposed for shareholder approval in any proxy statement, and when appropriate, dismiss the external auditor.

2)      Review the scope of the proposed audit for the current year, the audit procedures to be utilized, related fees, and at the conclusion thereof meet with the external auditors and financial management to review such audit, including any comments or recommendation of the external auditors.

A-1

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3)      Manage the internal audit function of the bank including its independence, and review and approve the proposed internal audit plan for the coming year, and the coordination of such plans with the external auditors.

4)      Review prior to each meeting, a summary of findings from completed internal audits along with management's responses, and no less than twice each year, review a progress report on the current internal audit plan along with explanations for any deviations from the original plan.

5)      Review the financial statements contained in the annual report to shareholders with management and the external auditors to determine that the external auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

6)      Provide sufficient opportunity for the internal and external auditors to meet with the members of the audit committee. Among the items to be discussed in these meetings are the Bank's annual financial statements and related footnotes, the external auditor's report on the financial statements, the level of cooperation that the external auditors received during the course of the audit, the independence of the external auditors, the external auditor's evaluation of bank personnel, and any other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

7)      Submit the minutes of all meetings of the audit committee, or present the matters discussed at each committee meeting, to the Board of Directors.

8)      Investigate any matter brought to its attention within the scope of its duties, with the power to retain independent counsel for this purpose if, in its judgment, that is appropriate.

9)      Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

10)     Review and update this charter annually.

11)     Establish an annual calendar for audit committee activities.

12)     The committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

13)     The committee will perform such other functions as assigned by law, the bank's charter, bylaws, or the Board of Directors.

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Reporting

1)      The Bank shall disclose in the proxy statement for its annual meeting of shareholders that the Audit Committee has adopted a formal written charter.

2)      The charter will be published in the company's proxy statement triennially.

3)      The Bank shall include a letter from the audit committee in the company's proxy statement disclosing whether or not, with respect to the prior fiscal year:

a)      The audit committee has reviewed and discussed the audited financial statements with Management,

b)      The audit committee has discussed with the external auditors the matters required to be discussed by SAS 61, as may be modified or supplemented,

c)      The audit committee has received the written disclosure and letter from the external auditors required by ISB Standard No.1, as may be modified or supplemented, and has discussed with the auditors the auditor's independence,

d)      The audit committee, based on its discussions with management and the auditors, recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K for the fiscal year for filing with the Securities and Exchange Commission.

This letter shall be accompanied by the signatures of all audit committee members in all publications and filings wherein the letter is contained.

4)      The Bank shall disclose in the proxy statement for its annual meeting of shareholders that the members of the audit committee are independent as defined in the National Association of Securities Dealers listing standards.

External Auditor Review

The bank's external auditor shall conduct a SAS 71 Interim Financial Review prior to the company's filing of its Form 10-Q.

Amendment and Repeal of Charter

The Board of Directors may amend or repeal this charter and the duties of the Audit Committee at any time.

Adopted by the Board of Directors : November 14, 2000

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